UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2023

NexTier Oilfield Solutions Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37988	38-4016639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd
Houston,	Texas	77042
(Address of Principal Executive Offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2023, NexTier Oilfield Solutions Inc. (the "Company") issued a press release announcing results for the first quarter ending March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

On April, 26, 2023, NexTier will hold a conference call for investors at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss first quarter 2023 financial and operating results. Hosting the call will be Robert Drummond, President and Chief Executive Officer, Kenneth Pucheu, Executive Vice President and Chief Financial Officer, and Matt Gillard, Executive Vice President and Chief Operating Officer. The call can be accessed via a live webcast accessible on the IR Event Calendar page in the Investor Relations section of our website at www.nextierofs.com, or live over the telephone by dialing (855) 560-2574, or for international callers, (412) 542-4160 and referencing NexTier Oilfield Solutions. A replay will be available shortly after the call and can be accessed by dialing (877) 344-7529, or for international callers, (412) 317-0088. The passcode for the replay is 7828455. The replay will be available until May 3, 2023. An archive of the webcast will be available shortly after the call on our website at www.nextierofs.com for twelve months following the call.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Exhibit Number	Description

99.1*	Earnings News Release, dated April 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTIER OILFIELD SOLUTIONS INC.
Dated: April 25, 2023	/s/ KEVIN MCDONALD
Name: Kevin McDonald
Title: Executive Vice President, Chief Administrative Officer & General Counsel